ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30	June 30	June 30	June 30
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	2005	2004	2005	2004
OPERATING REVENUE:
Management fee revenue-net	$240,390	$242,037	$458,126	$451,702
Premiums earned	54,166	51,065	107,814	101,714
Service agreement revenue	5,359	5,224	10,146	10,823

Total operating revenue	299,915	298,326	576,086	564,239

OPERATING EXPENSES:
Cost of management operations	187,232	182,120	355,172	343,941
Losses and loss adjustment expenses incurred	33,785	40,002	66,462	78,040
Policy acquisition and other underwriting expenses	12,356	12,434	24,200	23,752

Total operating expenses	233,373	234,556	445,834	445,733

Investment income — Unaffiliated
Investment income, net of expenses	15,934	15,605	30,402	30,291
Net realized gains on investments	9,196	3,030	14,693	5,883
Equity in earnings of limited
partnerships	20,645	1,465	22,756	1,883

Total investment income — unaffiliated	45,775	20,100	67,851	38,057

Income before income taxes and equity in earnings of Erie Family
Life Insurance Company	112,317	83,870	198,103	156,563
Provision for income taxes	37,581	28,289	66,310	52,724
Equity in earnings of Erie Family Life Insurance Company, net of tax	1,432	1,374	2,146	2,688

Net income	$76,168	$56,955	$133,939	$106,527

Net income per share — basic
Class A common stock	$1.21	$0.89	$2.12	$1.66

Class B common stock	$183.89	$135.81	$322.67	$253.68

Net income per share — diluted	$1.10	$0.81	$1.92	$1.50

Weighted average shares outstanding

Basic:
Class A common stock	62,618,604	63,715,921	62,771,739	63,877,980

Class B common stock	2,843	2,878	2,847	2,878

Diluted shares	69,525,438	70,697,736	69,688,173	70,859,795

Dividends declared per share
Class A non-voting common	$0.325	$0.215	$0.650	$0.430

Class B common	$48.75	$32.25	$97.50	$64.50

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended June 30	ended June 30	ended June 30	ended June 30
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	2005	2004	2005	2004
MANAGEMENT OPERATIONS
Management fee revenue	$254,381	$256,124	$484,790	$477,991
Service agreement revenue	5,359	5,224	10,146	10,823

Total revenue from management operations	259,740	261,348	494,936	488,814
Cost of management operations	198,129	192,719	375,844	363,958

Income from management operations	61,611	68,629	119,092	124,856

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	54,166	51,065	107,814	101,714

Losses and loss adjustment expenses incurred	33,786	40,002	66,462	78,040
Policy acquisition and other underwriting expenses	15,450	15,922	30,192	30,024

Total losses and expenses	49,236	55,924	96,654	108,064

Underwriting gain (loss)	4,930	(4,859)	11,160	(6,350)

INVESTMENT OPERATIONS
Net investment income	15,934	15,605	30,402	30,291
Net realized gains on investments	9,196	3,030	14,693	5,883
Equity in earnings of limited
partnerships	20,645	1,465	22,756	1,883
Equity in earnings of Erie Family Life Insurance Company	1,541	1,477	2,308	2,891

Net revenue from investment operations	47,316	21,577	70,159	40,948

Income before income taxes	113,857	85,347	200,411	159,454
Provision for income taxes	37,689	28,392	66,472	52,927
Net income	$76,168	$56,955	$133,939	$106,527

Net income per share – Class A basic	$1.21	$0.89	$2.12	$1.66

Net income per share – Class B basic	$183.89	$135.81	$322.67	$253.68

Net income per share — diluted	$1.10	$0.81	$1.92	$1.50

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	69,525	70,698	69,688	70,860

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

(Amounts in thousands, except per share data)

Definition on Non-GAAP and Operating Measures

Management believes that investors’ understanding of the Company’s performance is enhanced by the disclosure of the following non-GAAP financial measure. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

The Company uses operating income to evaluate the results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes of the Company. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the periods ended June 30, 2005 and 2004:

	Three months	Three months ended	Six months ended	Six months ended
	ended June 30	June 30	June 30	June 30
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	2005	2004	2005	2004
(in thousands)
Operating income	$70,191	$54,985	$124,389	$102,703
Net realized gains on investments	9,196	3,030	14,693	5,883
Income tax expense on realized gains	(3,219)	(1,060)	(5,143)	(2,059)

Realized gains, net of income tax expense	5,977	1,970	9,550	3,824

Net income	$76,168	$56,955	$133,939	$106,527

	Three months	Three months	Six months	Six months
	ended June 30	ended June 30	ended June 30	ended June 30
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	2005	2004	2005	2004
Per Share Information – Diluted
Operating income	$1.01	$0.78	$1.79	$1.45
Net realized gains on investments	0.13	0.04	0.21	0.08
Income tax expense on realized gains	(0.04)	(0.01)	(0.08)	(0.03)

Realized gains, net of income tax expense	0.09	0.03	0.13	0.05

Net income	$1.10	$0.81	$1.92	$1.50

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	June 30	December 31
	2005	2004
	(Unaudited)
ASSETS
Investments
Fixed maturities	$987,637	$974,512
Equity securities
Preferred stock	159,022	143,851
Common stock	73,678	58,843
Other invested assets	141,329	135,508

Total investments	1,361,666	1,312,714
Cash and cash equivalents	33,271	50,061
Equity in Erie Family Life Insurance Company	60,149	58,728
Premiums receivable from policyholders	286,820	275,721
Receivables from affiliates	1,159,214	1,145,238
Other assets	174,488	137,282

Total assets	$3,075,608	$2,979,744

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$955,487	$943,034
Unearned premiums	478,643	472,553
Other liabilities	330,342	297,276

Total liabilities	1,764,472	1,712,863
Total shareholders’ equity	1,311,136	1,266,881

Total liabilities and shareholders’ equity	$3,075,608	$2,979,744

Book value per share	$18.91	$18.14

Shares outstanding	69,343	69,852

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months ended	Six months ended	Six months ended
	ended June 30	June 30	June 30	June 30
	2005	2004	2005	2004
(In thousands) (Unaudited)
Statutory Accounting Basis
Premiums earned	$957,895	$914,360	$1,890,689	$1,804,603
Losses and loss adjustment expenses	580,315	600,610	1,134,309	1,257,382
Insurance underwriting and other expenses	276,248	274,128	529,875	519,100

Net underwriting gain	101,332	39,622	226,505	28,121
Net investment income	100,883	68,765	180,518	131,494
Net realized gains	294,706	14,023	371,305	31,179
Federal income tax expense	163,957	38,180	252,155	56,200

Net income	$332,964	$84,230	$526,173	$134,594

(In thousands)
	As of	As of
	June 30	Dec. 31
	2005	2004
Statutory Accounting Basis
	(Unaudited)
Cash and invested assets	$7,630,388	$7,199,447
Other assets	1,156,884	1,070,315

Total assets	$8,787,272	$8,269,762

Claims and unearned premium reserves	$5,019,911	$4,973,136
Other liabilities	679,565	492,568

Total liabilities	5,699,476	5,465,704
Policyholders’ surplus	3,087,796	2,804,058

Total liabilities and policyholders’ surplus	$8,787,272	$8,269,762

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months ended	Six months ended	Six months ended
	ended June 30	June 30	June 30	June 30
	2005	2004	2005	2004
(Dollars in thousands)
(Unaudited)
Underwriting results of the Property and Casualty Group-(SAP Basis)
Direct underwriting results
Direct written premium	$1,066,447	$1,077,975	$2,038,273	$2,038,685

Premiums earned	1,012,644	974,864	2,033,927	1,902,359
Loss and loss adjustment expenses incurred	604,506	638,540	1,178,558	1,306,179
Policy acquisition and other underwriting expenses	293,506	293,627	564,119	552,318

Direct underwriting income	114,632	42,697	261,250	43,862

Nonaffiliated reinsurance underwriting results-net
Assumed voluntary-less ceded retrocessions	5,518	2,410	1,899	3,845
Assumed involuntary	(5,383)	(1,204)	(13,172)	(8,868)
Ceded reinsurance	8,177	8,184	12,024	16,363

Nonaffiliated reinsurance underwriting loss	(8,042)	(6,978)	(23,297)	(21,386)
Net Underwriting Income (SAP Basis)	$106,590	$35,719	$237,953	$22,476

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (loss)	$5,862	$1,965	$13,088	$1,236
Excess-of-loss premiums ceded to the Exchange	(844)	(842)	(1,687)	(1,684)
Excess-of-loss changes to recoveries under the agreement	166	(4,929)	(173)	(4,929)
SAP to GAAP adjustments	(254)	(1,053)	(68)	(973)

Indemnity Underwriting Income (Loss) — (GAAP Basis)	$4,930	$(4,859)	$11,160	$(6,350)

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	60.6	66.3	60.1	70.0
Underwriting ratio	26.9	26.4	26.7	26.2
Policyholder Dividends ratio	0.4	0.5	0.6	0.5

Statutory combined ratio	87.9	93.2	87.4	96.7

Adjusted combined ratio, excluding profit component	82.7	87.3	82.1	91.1
Loss ratio points from prior accident year reserve development-(redundancy) deficiency	(3.1)	(1.9)	(4.0)	(2.6)
Loss ration points from salvage and subrogation recoveries collected	(1.4)	(1.4)	(2.2)	(2.2)

Total loss ratio point impact from accident years	(4.5)	(3.3)	(6.2)	(4.8)

Loss ratio points from catastrophes	0.4	2.2	0.5	1.5
Erie Indemnity Company
GAAP combined ratio	90.9	109.5	89.7	106.2
GAAP loss ratio points from catastrophes	0.4	2.3	0.5	1.5

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

	Three months	Three months ended		Six months ended	Six months ended
	ended June 30	June 30%		June 30	June 30%
	2005	2004	Change	2005	2004	Change
(in thousands)
Private passenger auto	$120,285	$122,938	-2.2	$233,143	$235,948	-1.2
Commercial auto	21,808	21,407	1.9	42,319	41,369	2.3
Homeowners	48,621	48,317	0.6	84,718	82,653	2.5
Commercial multi-peril	29,309	28,556	2.6	56,932	55,110	3.3
Workers’ compensation	22,015	21,243	3.6	46,008	43,828	5.0
All other lines of business	11,243	10,863	3.5	20,970	20,183	3.9

	253,281	253,324	0.0	484,090	479,091	1.0
Change in allowance for management fee returned on cancelled policies	1,100	2,800		700	(1,100)

Management fee revenue, after changes in allowance	$254,381	$256,124	-0.7%	$484,790	$477,991	1.4%

Growth rates of policies in force for Property and Casualty Group insurance operations:

	Private	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	passenger	growth		growth	personal lines	growth	Personal	growth
Date	auto	rate	Homeowners	rate	of business	rate	lines	rate
06/30/03	1,650,225	9.1	1,293,575	12.8	264,423	14.0	3,208,223	11.0

09/30/03	1,666,285	7.2	1,316,775	10.6	269,640	12.2	3,252,700	9.0

12/31/03	1,672,621	5.1	1,327,842	7.9	272,547	9.2	3,273,010	6.6

03/31/04	1,678,496	3.4	1,335,763	5.8	275,970	7.2	3,290,229	4.7

06/30/04	1,686,524	2.2	1,347,409	4.2	278,547	5.3	3,312,480	3.3

09/30/04	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/04	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/05	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/05	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.	CML*	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	CML* lines	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	of business	rate	lines	rate
06/30/03	112,911	10.2	201,614	12.2	61,932	11.4	83,826	10.5	460,283	11.3

09/30/03	114,339	8.5	205,127	10.5	62,396	8.8	85,789	9.8	467,651	9.7

12/31/03	115,171	6.6	206,533	8.3	62,282	5.7	86,409	8.3	470,395	7.5

03/31/04	115,760	5.3	206,937	6.2	61,378	2.1	86,344	6.1	470,419	5.4

06/30/04	117,060	3.7	209,795	4.1	60,735	(1.9)	87,172	4.0	474,762	3.1

09/30/04	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/04	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/05	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/05	118,445	1.2	212,100	1.1	57,368	(5.5)	88,981	2.1	476,924	0.5

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.
	Total all	growth
Date	lines	rate
06/30/03	3,668,506	11.0

09/30/03	3,720,351	9.0

12/31/03	3,743,405	6.7

03/31/04	3,760,648	4.7

06/30/04	3,787,242	3.2

09/30/04	3,787,053	1.8

12/31/04	3,771,105	0.7

03/31/05	3,758,512	(0.1)

06/30/05	3,768,363	(0.5)

*CML = Commercial

Policy retention trends for Property and Casualty Group insurance operations:

	Private			CML*		All other
	passenger	CML*		multi-	Workers'	lines of
Date	auto	auto	Homeowners	peril	comp.	business	Total
06/30/03	92.2	91.1	90.5	88.4	89.4	88.4	91.0

09/30/03	91.9	90.4	90.1	88.0	88.9	88.4	90.6

12/31/03	91.6	89.8	89.5	87.5	88.1	88.2	90.2

03/31/04	91.2	89.7	89.0	87.6	88.1	87.5	89.8

06/30/04	90.7	89.0	88.4	86.7	86.7	86.8	89.2

09/30/04	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/04	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/05	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/05	89.8	87.8	87.8	85.0	85.8	85.5	88.3

*CML = Commercial

ERIE INDEMNITY COMPANY

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three months	Three months ended	Six months ended	Six months ended
	ended	June 30	June 30	June 30
	June 30	2004	2005	2004
	2005	—	—	—

Private passenger auto	90.2%	91.4%	89.5%	95.0%
Home protector	68.3%	77.2%	67.8%	79.1%
Other personal lines	51.0%	67.8%	62.2%	74.2%
Total personal	83.1%	87.1%	82.8%	90.5%
Commercial multi-peril	73.9%	82.7%	66.8%	87.9%
Commercial auto	80.6%	91.5%	80.4%	86.8%
Workers’ compensation	98.6%	109.0%	90.6%	105.2%
Other commercial lines	45.6%	49.3%	57.3%	68.3%
Total commercial	81.3%	91.0%	76.9%	91.6%
Grand total-direct business only	82.6%	88.3%	81.1%	90.8%